Exhibit 99
Joint Filer Information

Date of Event
Requiring Statement:	August 15, 2012

Issuer Name and Ticker
or Trading Symbol:	Dunkin Brands Group, Inc. [DNKN]

Designated Filer:	TC Group IV, L.P.

Other Joint Filers:	Carlyle Group Management L.L.C.
The Carlyle Group L.P.
Carlyle Holdings II G.P L.L.C.
Carlyle Holdings II L.P.
TC Group Cayman Investment Holdings L.P.
TC Group Cayman Investment Holdings Sub L.P.
TC Group IV, L.L.C.
Carlyle Partners IV, L.P.
CP IV Coinvestment, L.P.

Addresses:	The business address of TC Group Cayman Investment Holdings L.P. and TC Group Cayman Investment Holdings Sub L.P. is Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The business address of each of the other reporting persons is c/o The Carlyle Group, 1001 Pennsylvania Ave., N.W., Suite 220 South, Washington, DC 20004-2505.
Signatures:
Dated: August 17, 2012

CARLYLE GROUP MANAGEMENT L.L.C.
By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

THE CARLYLE GROUP L.P. By: Carlyle Group Management L.L.C., its general partner
By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C. By: The Carlyle Group L.P., its managing member By: Carlyle Group Management L.L.C., its general partner
By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

CARLYLE HOLDINGS II L.P
By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P. By: Carlyle Holdings II L.P., its general partner
By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P. By: TC Group Cayman Investment Holdings, L.P., its general partner By: Carlyle Holdings II L.P., its general partner
By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

TC GROUP IV, L.L.C.
By: TC Group cayman Investment Holdings Sub, L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P, its general partner
By: Carlyle Holdings II L.P. its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

TC GROUP IV, L.P.
By: TC Group IV, L.L.C., its general partner
By: TC Group Cayman Investment Holdings Sub L.P, its managing menber
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

CARLYLE PARTNERS IV L.P.
By: TC Group IV, L.P., its general partner
By: TC Group IV, L.L.C., its general partner
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings, L.P., its general partner
By: Carlyle Holdings II L.P., its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman

CP IV COINVESTMENT, L.P.
By: TC Group IV, L.P., its general partner
By: TC Group IV, L.L.C., its general partner
By: TC Group Cayman Investment Holdings Sub L.P., its managing member
By: TC Group Cayman Investment Holdings L.P., its general partner
By: Carlyle Holdings II L.P. its general partner

By:	/s/ Jeremy W. Anderson, attorney-in-fact
	Name:	Daniel D'Aniello
	Title:	Chairman